Exhibit 99.1

Transfer of Legacy Commercial Auto Portfolio Frequently Asked Questions September 30, 2021

Forward - Looking Statements This presentation contains forward - looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995 . In some cases, such forward - looking statements may be identified by terms such as believe, expect, seek, may, will, intend, project, anticipate, plan, estimate, guidance or similar words . Forward - looking statements involve risks and uncertainties that could cause actual results to differ materially from those in the forward - looking statements . Although it is not possible to identify all of these risks and factors, they include, among others, the following : the inherent uncertainty of estimating reserves and the possibility that incurred losses may be greater than our loss and loss adjustment expense reserves ; inaccurate estimates and judgments in our risk management may expose us to greater risks than intended ; downgrades in the financial strength rating of our regulated insurance subsidiaries may impact our ability to attract and retain insurance and reinsurance business that our subsidiaries write, our competitive position, and our financial condition ; the potential loss of key members of our management team or key employees and our ability to attract and retain personnel ; adverse economic factors resulting in the sale of fewer policies than expected or an increase in the frequency or severity of claims, or both ; reliance on a select group of brokers and agents for a significant portion of our business and the impact of our potential failure to maintain such relationships ; reliance on a select group of customers for a significant portion of our business and the impact of our potential failure to maintain, or decision to terminate, such relationships ; our ability to obtain reinsurance coverage at prices and on terms that allow us to transfer risk and adequately protect our company against financial loss ; losses resulting from reinsurance counterparties failing to pay us on reinsurance claims, insurance companies with whom we have a fronting arrangement failing to pay us for claims, or a former customer with whom we have an indemnification arrangement failing to perform their reimbursement obligations ; inadequacy of premiums we charge to compensate us for our losses incurred ; changes in laws or government regulation, including tax or insurance law and regulations ; the ongoing effect of Public Law No . 115 - 97 , informally titled the Tax Cuts and Jobs Act, which may have a significant effect on us including, among other things, by potentially increasing our tax rate, as well as taxes on our shareholders ; in the event we do not qualify for the insurance company exception to the passive foreign investment company (“PFIC”) rules and are therefore considered a PFIC, there could be material adverse tax consequences to an investor that is subject to U . S . federal income taxation ; the Company or any of its foreign subsidiaries becoming subject to U . S . federal income taxation ; a failure of any of the loss limitations or exclusions we utilize to shield us from unanticipated financial losses or legal exposures, or other liabilities ; losses from catastrophic events, such as natural disasters and terrorist acts, which substantially exceed our expectations and/or exceed the amount of reinsurance we have purchased to protect us from such events ; the effects of the COVID - 19 pandemic and associated government actions on our operations and financial performance ; potential effects on our business of emerging claim and coverage issues ; exposure to credit risk, interest rate risk and other market risk in our investment portfolio ; the potential impact of internal or external fraud, operational errors, systems malfunctions or cyber security incidents ; our ability to manage our growth effectively ; failure to maintain effective internal controls in accordance with Sarbanes - Oxley Act of 2002 , as amended (“Sarbanes - Oxley”) ; and changes in our financial condition, regulations or other factors that may restrict our subsidiaries’ ability to pay us dividends . Additional information about these risks and uncertainties, as well as others that may cause actual results to differ materially from those in the forward - looking statements, is contained in our filings with the U . S . Securities and Exchange Commission ("SEC"), including our Annual Report on Form 10 - K filed with the SEC on February 26 , 2021 and our Quarterly Report on Form 10 - Q filed with the SEC on August 5 , 2021 . These forward - looking statements speak only as of the date of this release and the Company does not undertake any obligation to update or revise any forward - looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise . 2

Frequently Asked Questions

1 **What does today's announcement mean?**	• Subsidiaries of James River Group Holdings, Ltd. ("James River" or the "Company") have entered into a fully collateralized, retroactive reinsurance agreement for substantially all of its commercial auto run off portfolio for Uber Technologies, Inc.'s ("Uber") ridesharing business, effectively insulating the portfolio from further potential reserve development. • Aleka Insurance, Inc. ("Aleka"), a captive insurer wholly owned by Uber, is the reinsurer. • James River will transition the claims handling responsibilities on this portfolio to Helmsman Management Services LLC ("Helmsman").
2 **Why did James River enter into a legacy reinsurance agreement for its commercial auto book of business?**	• While we are confident in our carried reserves for this portfolio, the Company wanted to bring economic finality to substantially all of its commercial auto run off portfolio in order to focus entirely on the future and the market opportunity of its active businesses.
3 **How much reinsurance coverage is James River purchasing? What underwriting years are included?**	• Under the terms of the agreement, the coverage is not subject to an aggregate limit. • All underwriting years during which the Company underwrote the account are included (2013-2019). • Substantially all of the commercial auto run off portfolio is included in the transaction and less than 2% of any Uber claims open as of 6/30/21 remain with James River.
4 **What is the cost of the transaction and financial impact on James River? When will the cost appear on the Company's financial statements?**	• James River will recognize an after-tax loss of $23.5 MM in connection with the transaction during the third quarter of 2021, largely related to claims handing costs incurred in connection with the transaction. • Approximately $345.1 MM of cash and invested assets will be removed from the James River balance sheet, and the relevant commercial auto liabilities will be offset by a reinsurance recoverable. This is a reinsurance agreement and as such does not discharge James River of its responsibility to its insureds. • James River returned to trust the restricted cash it brought on balance sheet in October of 2019 (which was $723.5 MM as of 6/30/21).

JAMES RIVER GROUP HOLDINGS, LTD.

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Frequently Asked Questions 4 Is all of the Uber business in run off included in the reinsurance agreement announced today? Is any other line of business or account of the Company included? • Substantially all of the Company’s commercial auto run off portfolio related to Uber’s ridesharing business is included in the transaction and less than 2% of any Uber claims open as of 6/30/21 remain with James River. • Only Uber liabilities are included in the agreement. What is Aleka and how should we think about it in the context of financial security and collateral for James River? • Aleka is single - parent captive insurance company organized and incorporated under the laws of the State of Hawaii. It commenced business in 2014 and like most captive insurers and legacy reinsurance counterparties, does not have a rating. It has been a counterparty of James River in the past. • Aleka is capitalized in excess of the minimum statutory capital requirements of the Hawaii Insurance Department (“HID”). Under the terms of the agreement, Aleka is required to retain minimum capital of the HID requirement or $150 MM, whichever is greater, until the reinsured business is substantially run off. • The reinsured liabilities will be collateralized at 102% via a trust agreement. Eligible assets are cash and highly liquid, high credit quality securities. Collateral will be adjusted monthly and quarterly under the terms of the agreement. What are the two principal operating subsidiaries that entered into the agreement? Was a Bermuda entity included? • James River’s two primary statutory entities, James River Insurance Company and James River Casualty Company, entered into the agreement as the reserves resided within those entities. • Immediately prior to the transaction, the Company commuted all relevant intercompany reinsurance with its Bermuda entities to James River Insurance Company and James River Casualty Company. 5 6 7

Frequently Asked Questions 5 How does the $345.1 MM of transferred liabilities relate to the approximately $400 MM of commercial auto reserves on the balance sheet as of 6/30/21? • Substantially all of the commercial auto run off portfolio is included in the transaction. • The approximately $400 MM of commercial auto reserves on balance sheet as of 6/30/21 included the Company’s small non - Uber, hired and non - owned commercial auto portfolio it has written for many years. The Company is actively writing those risks, and the reserves will remain on balance sheet; they are not subject to this agreement. • The balance of run off liabilities has also been reduced for claims paid since 6/30/21. What is the timing of the “transition” period for the claims handling to Helmsman? Will there be a further financial impact on James River due to this? • It is expected that the management of claims will be transitioned to Helmsman by early 2022. • The after - tax loss of $23.5 MM recognized during the third quarter of 2021 includes all expenses related to the transfer of the claims handling to Helmsman. Helmsman will assume responsibility for claims handling of the reinsured commercial auto policies for the remaining life of those policies following the transition period. Do you expect an update from A.M. Best? • A.M. Best issued a press release following their review of the agreements. As the agreements insulate the Company’s balance sheet from further potential adverse development on the run off commercial auto portfolio, A.M. Best has revised the Company’s ratings outlook from Negative to Stable. 10 9 8

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